Qualtrics Announces Definitive Agreement to Acquire Clarabridge

Clarabridge’s leading omnichannel conversational analytics capabilities enable companies to capture and analyze everything their customers say, wherever they say it, including social media, emails, support calls, chats and product reviews

The combination will further accelerate Qualtrics’ growth and position as world’s #1 experience management platform

Conference call and webcast to be held today at 5 p.m. EST

PROVO, Utah and Reston, Va., July 29, 2021– Qualtrics (NASDAQ: XM), the world’s #1 Experience Management (XM) provider and creator of the XM category, today announced that it has entered into a definitive agreement to acquire Clarabridge, the leader in omnichannel conversational analytics, in a stock transaction valued at $1.125 billion.

Clarabridge’s sophisticated AI-powered platform allows companies to capture and analyze customer feedback from indirect sources such as social media, emails, support calls, chats and product reviews.

Qualtrics has the most powerful platform for enabling organizations to ask their customers and employees the right questions to understand how they’re feeling about their company, products and brand experiences–– and then use that data to take action across their business.

With the combination, organizations will be able to tune into, analyze and act on everything customers and employees are saying, wherever they’re saying it, all on the world’s #1 experience management platform.

Quotes on the News:

“With our acquisition of Clarabridge, we’re accelerating our growth and leadership as the world’s #1 experience management company and taking the category we created to an entirely new level,” said Qualtrics CEO Zig Serafin. “Together, we’ll give companies even greater power to build deep, trusted relationships with their customers and employees and deliver incredible experiences that everyone will love. We’re excited to welcome the Clarabridge team to Qualtrics.”

“Clarabridge’s ability to help companies discover what their customers are saying about them across unstructured sources and provide meaningful, actionable insights is a perfect complement to the Qualtrics platform,” said Clarabridge CEO Mark Bishof. “What we deliver is far more powerful as part of Qualtrics, and we have an incredible opportunity to accelerate our growth and innovation as part of the world’s #1 experience management company.”

“The role of experience management is growing in importance within organizations, and the ability to listen across multiple channels is going to be critical to their future success,” said Alan Webber, IDC’s program vice president for digital strategy and customer experience. “Increasingly, customers and employees provide feedback in many different places, and organizations will benefit from a single platform to capture it, uncover meaningful insights, and use them to drive action across their business.”

Bringing Omnichannel Experience Analytics to the #1 Experience Management Platform

Qualtrics is the gold standard for engaging with customers and employees, making it simple and scalable for companies to ask people how they feel, analyze the data and take action on their direct feedback— whether they provide it through structured responses or open text experience data.

Leading brands such as GM, Farmers, United Airlines, USAA, Bank of America, Expedia and UnitedHealthcare rely on Clarabridge to uncover actionable insights from every customer interaction. Clarabridge’s AI-powered conversational analytics capabilities analyze massive volumes of indirect customer feedback—captured from unstructured sources including social media, emails, support calls, chats, and product reviews.

Clarabridge’s platform has the power to discover and understand critical human nuances such as effort, emotion, and intent – capabilities that are unmatched in the market. Through highly sophisticated natural language understanding that spans 23 languages and more than 150 industry models, Clarabridge helps organizations discover how easy or challenging it was for a customer to accomplish their goal, the intensity of a customer’s feelings about the experience, and how that experience is likely to affect their willingness to do business with the company again.

With the combination of Clarabridge and Qualtrics, companies will be best-positioned to truly understand what customers and employees are saying across every channel and deliver personalized experiences at incredible scale.

Details Regarding the Proposed Acquisition

Qualtrics will acquire Clarabridge for $1.125 billion in Qualtrics Class A common stock (subject to customary purchase price adjustments and cash payouts in lieu of stock to certain holders of Clarabridge shares) based on a fixed number of Qualtrics shares and a Qualtrics share price of $37.33. The boards of directors of Qualtrics and Clarabridge have each approved the transaction. An investor presentation about the transaction is available on our investor relations website at qualtrics.com/investors.

The proposed transaction is subject to receipt of required regulatory approvals and satisfaction or waiver of other customary closing conditions and is expected to close during Qualtrics’ fourth quarter of fiscal year ending December 31, 2021.

Additional details and information about the terms and conditions of the acquisition will be available in a current report on Form 8-K to be filed by Qualtrics with the Securities and Exchange Commission.

Advisors

Morgan Stanley & Co. LLC is serving as financial advisor to Qualtrics and Shearman & Sterling LLP is serving as legal counsel. Qatalyst Partners is serving as financial advisor to Clarabridge and Cooley LLP is serving as legal counsel.

Conference Call Information

Qualtrics will host a conference call today, July 29, 2021, to discuss the Clarabridge acquisition, at 5 p.m. EST. A live webcast of the conference call, as well as a replay of the call, will be available at www.qualtrics.com/investors. The conference call can also be accessed by dialing (866) 420-5762 (United States) or (409) 217-8240 (non-U.S.), and entering passcode 9480698.

About Qualtrics

Qualtrics, the world’s #1 Experience Management (XM) provider and creator of the XM category, is changing the way organizations manage and improve the four core experiences of business—customer, employee, product, and brand. Over 13,500 organizations around the world are using Qualtrics to listen, understand, and take action on experience data (X-data™)—the beliefs, emotions, and intentions that tell you why things are happening, and what to do about it. The Qualtrics XM Platform™ is a system of action that helps businesses attract customers who stay longer and buy more, engage employees who build a positive culture, develop breakthrough products people love, and build a brand people are passionate about. To learn more, please visit qualtrics.com.

About Clarabridge

Clarabridge helps the world’s leading brands take a data-driven, customer-focused approach to everything they do. Using AI-powered conversational analytics, Clarabridge’s platform enables brands to extract actionable insights from every customer interaction to grow sales, ensure compliance, and increase operational efficiencies. For more information, please visit http://www.clarabridge.com/.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the anticipated benefits and timing of the proposed transaction between Qualtrics and Clarabridge and the product and markets of each company. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or outcomes to differ materially from those anticipated or implied in the statements, including: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Qualtrics’ business and the price of Qualtrics’ common stock; the failure to satisfy the conditions to the consummation of the proposed transaction, including the receipt of governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement to acquire Clarabridge; the effect of the announcement or pendency of the proposed transaction on the companies’ respective business relationships, operating results and business generally; risks that the proposed transaction disrupts the current plans and operations of the companies; potential difficulties with respect to employee retention for each of the companies as a result of the transaction; risks relating to diverting Qualtrics management’s attention from ongoing business operations; the outcome of any legal proceedings that may be instituted against Qualtrics or Clarabridge relating to the definitive agreement to acquire Clarabridge or the proposed transaction; the ability of Qualtrics to successfully integrate Clarabridge’s operations, product lines, technology and other assets; the ability of Qualtrics to implement its plans, forecasts and other expectations with respect Clarabridge’s business following the completion of the proposed transaction and realize additional opportunities for growth and innovation; and unexpected variations in market growth and demand for Qualtrics’ and Clarabridge’s products and technologies. Additional risks and uncertainties that could cause actual results, performance or outcomes to differ materially from those contemplated by the forward-looking statements are and/or will be included under the caption “Risk Factors” and elsewhere in Qualtrics’ Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and any subsequent public filings. Forward-looking statements speak only as of the date the statements are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Qualtrics assumes no obligation to update forward-looking statements, whether to reflect new information, events or circumstances after the date they were made or otherwise, except as required by law.

Contact Information

Qualtrics

Investor Relations

Steven Wu

Head of FP&A and Investor Relations

investors@qualtrics.com

Public Relations

Gina Sheibley

Chief Communications Officer

press@qualtrics.com

Clarabridge

Julie Miller

Vice President, Marketing

julie.miller@clarabridge.com